                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                              /s/ J. Barry Griswell
                                              ----------------------------------
                                              J. Barry Griswell

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                                /s/ Betsy J. Bernard
                                                --------------------------------
                                                Betsy J. Bernard

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                            /s/ Jocelyn Carter-Miller
                                            ------------------------------------
                                            Jocelyn Carter-Miller

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                               /s/ Gary E. Costley
                                               ---------------------------------
                                               Gary E. Costley

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                              /s/ David J. Drury
                                              ----------------------------------
                                              David J. Drury

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                           /s/ C. Daniel Gelatt, Jr.
                                           -------------------------------------
                                           C. Daniel Gelatt, Jr.

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                                 /s/ Sandra L. Helton
                                                 -------------------------------
                                                 Sandra L. Helton

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                               /s/ Charles S. Johnson
                                               ---------------------------------
                                               Charles S. Johnson

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                              /s/ William T. Kerr
                                              ----------------------------------
                                              William T. Kerr

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                              /s/ Richard L. Keyser
                                              ----------------------------------
                                              Richard L. Keyser

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                             /s/ Victor H. Lowenstein
                                             -----------------------------------
                                             Victor H. Lowenstein

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                            /s/ Arjun K. Mathrani
                                            ------------------------------------
                                            Arjun K. Mathrani

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                           /s/ Federico F. Pena
                                           -------------------------------------
                                           Federico F. Pena

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                          /s/ Donald M. Stewart
                                          --------------------------------------
                                          Donald M. Stewart

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael H. Gersie, Joyce N. Hoffman, and Karen E. Shaff, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended, for the registration of up to $4,000,000,000 aggregate principal amount of one or more series of senior secured medium-term notes and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                             IN WITNESS WHEREOF, the undersigned has signed
his/her name effective as of August ___, 2003.

                                          /s/ Elizabeth E. Tallett
                                          --------------------------------------
                                          Elizabeth E. Tallett